================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): April 6, 2005


                                Aeropostale, Inc.
             (Exact name of registrant as specified in its charter)




          Delaware                       001-31314                 31-1443880
(State or other jurisdiction      (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

           112 West 34th Street, 22nd Floor, New York, New York 10120 (Address of principal executive offices, including Zip Code)


                                 (646) 485-5398
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

================================================================================

ITEM 7.01       REGULATION FD DISCLOSURE.

                On April 6, 2005 Aeropostale, Inc. issued a press release announcing their March, 2005 sales results.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

                C) Exhibits

                   99.1 Press release, dated April 6, 2005, announcing March 2005 sales results.

                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             Aeropostale, Inc.




                                             /s/  Michael J. Cunningham
                                             --------------------------
                                             Michael J. Cunningham
                                             Executive Vice President - Chief
                                             Financial Officer

Dated: April 6, 2005